Summary Prospectus dated March 1, 2015

as revised December 10, 2015

Eaton Vance Global Income Builder Fund

Class /Ticker     A / EDIAX     C / EDICX     I / EDIIX     R / EDIRX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated March 1, 2015 as revised December 10, 2015, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund, go to http://www.eatonvance.com/funddocuments, email a request to contact@eatonvance.com, call 1-800-262-1122, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Investment Objective

The Fund’s investment objective is to achieve total return for its shareholders.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 17 of the Prospectus and page 20 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I	Class R
Management Fees	0.80%	0.80%	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	1.00%	n/a	0.50%
Other Expenses	0.19%	0.19%	0.19%	0.18%
Total Annual Fund Operating Expenses	1.24%	1.99%	0.99%	1.48%

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$694	$946	$1,217	$1,989	$694	$946	$1,217	$1,989
Class C shares	$302	$624	$1,073	$2,317	$202	$624	$1,073	$2,317
Class I shares	$101	$315	$547	$1,213	$101	$315	$547	$1,213
Class R shares	$151	$468	$808	$1,768	$151	$468	$808	$1,768

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 119% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to invest in common stocks, preferred stocks and other hybrid securities and fixed and floating-rate income instruments (“income instruments”) of U.S. and foreign issuers. Under normal market conditions, the Fund will invest (i) at least 30% of its net assets in securities issued by issuers located outside of the United States, which may include emerging market countries; and (ii) in issuers located in at least five different countries (including the United States). An issuer will be considered to be located outside the United States if it is domiciled in and tied economically to one or more non-U.S. countries and may include securities trading in the form of depositary receipts. The Fund may invest 25% or more of its assets in each of the utilities and financial services sectors.

Under normal market conditions, the Fund currently expects to invest 50-80% of its net assets in common stocks, 0-30% of its net assets in preferred stocks and other hybrid securities, and 10-40% of its net assets in income instruments including cash or cash equivalents.  The Fund’s investments may be of any maturity or perpetual. The Fund may invest in income instruments and preferred stocks and other hybrid securities of any rating category, or unrated, including those in default, with interest or dividends in arrears or not currently producing any income. The Fund’s investments in income instruments and preferred stocks and other hybrid securities are expected to be primarily rated below investment grade (i.e., rated below BBB- by Standard & Poor’s Ratings Services or Fitch Ratings, or below Baa- by Moody’s Investors Service, Inc. or, if unrated, determined to be of comparable quality by the investment adviser or sub-adviser). Securities and other instruments rated below investment grade are also known as “high yield” or “junk”.  Securities and other instruments rated BBB and Baa have speculative characteristics, while lower rated securities are predominantly speculative.  The Fund expects to invest principally in income instruments that are issued by corporations or sovereign nations, convertible bonds and senior floating-rate loans (“Senior Loans”) and subordinated floating-rate loans (“Junior Loans”) (collectively “bank loans”).  Some of the Fund’s investments may be subject to restrictions on resale, including “Rule 144A” or “Regulation S” securities.  The Fund may invest in publicly traded real estate investment trusts and in other pooled investment vehicles.  Pooled investment vehicles are exchange traded funds (“ETFs”) and other affiliated and unaffiliated mutual funds.  The Fund may also lend its securities.

The Fund may engage in derivative transactions to seek return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. The Fund expects to use derivatives principally when seeking to hedge against fluctuations in currency exchange rates through the use of forward foreign currency exchange contracts and to seek to gain or limit exposure to certain markets through the use of futures contracts on securities indices, particularly in connection with engaging in the dividend capture trading strategy. Permitted derivatives include: the purchase or sale of forward or futures contracts; options on futures contracts; exchange-traded and over-the-counter options; equity collars; equity swap agreements; interest rate swaps; and credit derivatives including credit default swaps, total return swaps and credit options. The Fund may also engage in covered short sales (on individual securities held or on an index or basket of securities whose constituents are held in whole or in part or for which liquid assets have been segregated). There is no stated limit on the Fund’s use of derivatives and the Fund’s use of derivatives may be extensive.  To the extent the Fund holds cash as collateral for derivatives, the investment ranges described above may be exceeded.

To determine the percentage of the Fund’s assets that will be invested from time to time in each asset class, the portfolio managers meet regularly and, taking market and other factors into consideration, agree upon an allocation.  The portfolio managers have broad discretion to allocate the Fund’s investments between common stocks, preferred stocks and other hybrid securities and income instruments within the ranges identified above. Investment decisions are made primarily on the basis of fundamental research. The portfolio managers utilize information provided by, and the expertise of, the investment adviser’s and sub-adviser’s research staff in making investment decisions.

In selecting securities, the Fund seeks common stocks, preferred stocks and other hybrid securities and income instruments of U.S. and foreign issuers that the investment adviser and sub-adviser believe may produce attractive levels of income.  For its investments in common stocks, the Fund also seeks to invest in securities that the investment adviser and sub-adviser believe have the potential for growth of income and capital appreciation over time. For its investments in preferred stocks and other hybrid securities and income instruments, the Fund will also take into consideration the interest rate sensitivity of the investments. The Fund may seek to enhance the level of dividend income it receives by engaging in dividend capture trading. In a typical dividend capture trade, the Fund would buy a stock prior to its ex-dividend date and sell the stock at a point either on or after the ex-dividend date.  The Fund may enter into a series of these trades to augment the amount of dividend income it receives over time. In selecting stocks, the portfolio managers may consider (among other factors) a company’s earnings or cash flow capabilities, dividend prospects, the strength of the company’s business franchises and estimates of the company’s net value. The portfolio managers will normally consider selling or trimming securities when they become overvalued, represent too large a position in the portfolio, when they identify other securities that may result in a better opportunity, or when fundamentals deteriorate and the original investment case is no longer valid. In addition, the buy and sell decisions for preferred stocks and other hybrid securities and income instruments are also affected to a larger degree by the structure and features of the securities, the current and expected interest rate environment and regulatory actions relating to any specific security or class of security. The Fund’s investment objective may not be changed without shareholder approval.

Eaton Vance Global Income Builder Fund

Summary Prospectus dated March 1, 2015 as revised December 10, 2015

Principal Risks

Equity Investing Risk. The Fund’s shares may be sensitive to stock market volatility and the stocks in which the Fund invests may be more volatile than the stock market as a whole.  The value of equity investments and related instruments may decline in response to conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations, as well as issuer or sector specific events.  Market conditions may affect certain types of stocks to a greater extent than other types of stocks.  If the stock market declines, the value of Fund shares will also likely decline and although stock values can rebound, there is no assurance that values will return to previous levels. Preferred stocks may also be sensitive to changes in interest rates; when interest rates rise, their value will generally fall.

Foreign and Emerging Market Investment Risk. Because the Fund invests a significant portion of its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. As a result, Fund share values may be more volatile than if the Fund invested only in developed markets. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility. Trading in foreign and emerging markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. The value of investments denominated in foreign currencies can be adversely affected by changes in foreign currency exchange rates. Depositary receipts are subject to many risks associated with investing directly in foreign securities, including political, economic and market risks.

Economic data as reported by sovereign governments and foreign issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to renegotiate defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.

Income Risk. The Fund’s ability to distribute income to shareholders will depend on the yield available on the common and preferred stocks and other hybrid securities and income instruments held by the Fund.  Changes in the dividend policies of companies held by the Fund could make it difficult for the Fund to provide a predictable level of income.

Dividend Capture Trading Risk. The use of dividend capture strategies will expose the Fund to higher portfolio turnover, increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.

Sector Risk.  Because the Fund may invest a significant portion of its assets in the utilities and financial services sectors, the value of Fund shares may be affected by events that adversely affect the utilities and financial services sectors and may fluctuate more than that of a more broadly diversified fund.

Income Instruments and Hybrid Securities Risk. The Fund’s shares may be sensitive to increases in prevailing and expected interest rates and the creditworthiness of issuers. An imbalance in supply and demand in the market may result in valuation uncertainties and greater price volatility, less liquidity, widening credit spreads and a lack of price transparency in the market.  Investments rated below investment grade and comparable unrated securities have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Risk of Senior and Junior Loans.  Risks of investments in Senior Loans are similar to the risks of lower rated securities, although interest rate risk may be reduced because Senior Loan rates generally are adjusted for changes in short-term interest rates.  Junior Loans are subject to the same general risks.  Due to their lower place in the borrower’s capital structure and possible unsecured status, Junior Loans may involve a higher degree of overall risk than Senior Loans of the same borrower.

Restricted Securities Risk.  Unless registered for sale to the public under applicable federal securities laws, restricted securities can be sold only in private transactions pursuant to an exemption from registration.  The sale price realized from a private transaction could be less than the Fund's purchase price for the restricted security.   It may be difficult to identify a qualified purchaser for a restricted security held by the Fund and such security could be deemed illiquid.  Restricted securities may also be difficult to value.

Real Estate Risks.  Real estate investments are subject to special risks including changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer.  Changes in underlying real estate values may have an exaggerated effect to the extent that investments concentrate in particular geographic regions or property types.

Eaton Vance Global Income Builder Fund

Summary Prospectus dated March 1, 2015 as revised December 10, 2015

ETF Risk.  Investing in an ETF exposes the Fund to all of the risks of that ETF’s investments and subjects it to a pro rata portion of the ETF’s fees and expenses. As a result, the cost of investing in ETF shares may exceed the costs of investing directly in its underlying investments. ETF shares trade on an exchange at a market price, which may vary from the ETF’s net asset value.  The Fund may purchase ETFs at prices that exceed the net asset value of their underlying investments and may sell ETF investments at prices below such net asset value. Because the market price of ETF shares depends on the demand in the market for them, the market price of an ETF may be more volatile than the value of the underlying portfolio of securities the ETF is designed to track, and the Fund may not be able to liquidate ETF holdings at the time and price desired, which may impact Fund performance.

Derivatives Risk.  The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints.  Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events.  Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.  Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument.  If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty.  The loss on derivative transactions may substantially exceed the initial investment.

Securities Lending Risk.  Securities lending involves possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a result, the value of Fund shares may fall and there may be a delay in recovering the loaned securities. The value of Fund shares could also fall if a loan is called and the Fund is required to liquidate reinvested collateral at a loss or if the investment adviser or sub-adviser is unable to reinvest cash collateral at rates that exceed the costs involved.

Risks Associated with Active Management.  The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser or sub-adviser to develop and effectively implement strategies to achieve the Fund’s investment objective.  Subjective decisions made by the investment adviser or sub-adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks.  The Fund is not a complete investment program and you may lose money by investing in the Fund.  All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index and a blended index.  The returns in the bar chart are for Class A shares and do not reflect a sales charge.  If the sales charge was reflected, the returns would be lower.  Prior to December 7, 2015, the Fund invested at least 80% of net assets in dividend-paying common and preferred stocks.  Effective December 7, 2015, the Fund changed its name (from Eaton Vance Global Dividend Income Fund) and its principal investment strategies to invest in common stocks, preferred stocks and other hybrid securities and income instruments of U.S. and foreign issuers.  As of such date, the Fund is no longer required to invest at least 80% of its net assets in dividend-paying common and preferred stocks.  Past performance (both before and after taxes) is no guarantee of future results.  The Fund’s performance reflects the effects of expense reductions for certain periods.  Absent these reductions, performance for certain periods would have been lower.  Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the period from December 31, 2005 through December 31, 2014, the highest quarterly total return for Class A was 12.71% for the quarter ended September 30, 2009, and the lowest quarterly return  was –16.88% for the quarter ended December 31, 2008.  For the 30 days ended October 31, 2014, the SEC yield for Class A shares was 1.21%, for Class C shares was 0.56%, for Class I shares was 1.52% and for Class R shares was 1.04%.  For current yield information, call 1-800-262-1122.

Eaton Vance Global Income Builder Fund

Summary Prospectus dated March 1, 2015 as revised December 10, 2015

Average Annual Total Return as of December 31, 2014	One Year	Five Years	Life of Fund
Class A Return Before Taxes	-2.98%	6.50%	3.39%
Class A Return After Taxes on Distributions	-3.92%	5.26%	2.01%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	-0.92%	4.97%	2.51%
Class C Return Before Taxes	1.22%	6.95%	3.27%
Class I Return Before Taxes	3.35%	8.03%	4.34%
Class R Return Before Taxes	2.76%	7.49%	3.82%
MSCI World Index (reflects net dividends, which reflect the deduction of withholding taxes)	4.94%	10.20%	5.85%
Blended Index*	3.30%	9.64%	6.71%

*The blended index consists of 65% MSCI World Index and 35% BoAML Developed Markets High Yield Ex-Subordinated Financial Index.  The MSCI World Index reflects net dividends which includes the deduction of withholding taxes.  The BoAML Developed Markets High Yield Ex-Subordinated Financial Index reflects gross returns.

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C.   Class A and Class C commenced operations on November 30, 2005.  The Class I and Class R performance shown above for the period prior to January 31, 2006 (commencement of operations for each class) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the classes.  If adjusted for such differences, returns would be different.  Investors cannot invest directly in an Index.  (Source for MSCI World Index: MSCI)  MSCI data may not be reproduced or used for any other purpose.  MSCI provides no warranties, has not prepared or approved this data, and has no liability hereunder.  BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Boston Management and Research (“BMR”).

Investment Sub-Adviser.  Eaton Vance Management (International) Limited (“EVMI”).

Portfolio Managers

Christopher Dyer (lead portfolio manager), Vice President of EVMI and Director of Global Equity for the Eaton Vance organization, has managed the Fund since September 2015.

Michael A. Allison, Vice President of BMR, has managed the Fund since 2013.

John H. Croft, Vice President of BMR, has managed the Fund and the Global Dividend Income Portfolio (the Portfolio the Fund previously invested in) since 2012.

Jeffrey D. Mueller, Vice President of EVMI, has managed the Fund since December 2015.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to the Fund, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122.  The minimum initial purchase or exchange into the Fund is $1,000 for each Class (with the exception of Class I) and $250,000 for Class I (waived in certain circumstances).  There is no minimum for subsequent investments.

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4334 12.10.15	© 2015 Eaton Vance Management

Eaton Vance Global Income Builder Fund

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Summary Prospectus dated March 1, 2015 as revised December 10, 2015